UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2014

SNYDER’S-LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0-398 (Commission File Number)	56-0292920 (IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC (Address of Principal Executive Offices)	28277 (Zip Code)

Registrant's telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 6, 2014, Snyder’s-Lance, Inc. (the “Company”) amended Section 3.2 of its Bylaws to change the number of members of the Company's board of directors to a minimum of 7 and a maximum of 13. As described in Item 5.07 below, the stockholders of the Company approved the amendment at the Company’s 2014 Annual Meeting of Stockholders. The amendment became effective upon approval. A copy of the Company's Bylaws, as amended, are attached hereto as Exhibit 3.1 and incorporated herein by reference. The fiscal year end of the Company ends on the Saturday nearest to December 31.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on May 6, 2014. Proxies were solicited from holders of 70,063,420 outstanding shares of Common Stock as of the close of business on March 6, 2014, as described in the Company’s Proxy Statement dated March 25, 2014.

At the meeting, stockholders elected the four directors named below. The votes cast with respect to each director were as follows:

Director Name	Votes For	Votes Withheld	Non-Votes
C. Peter Carlucci, Jr.	40,631,903	18,416,892	5,326,567
James W. Johnston	58,651,263	397,532	5,326,567
W. J. Prezzano	58,263,933	784,862	5,326,567
Patricia A. Warehime	57,252,524	1,796,271	5,326,567
The Directors will hold office until the annual meeting of stockholders in 2017.

Also at the meeting, the stockholders approved the advisory resolution approving the compensation paid to Snyder’s-Lance, Inc. named executive officers. This proposal received 55,506,448 votes for; 760,272 votes against; 3,013,287 abstentions; and 5,326,567 non-votes.

Also at the meeting, the stockholders approved the Snyder's-Lance, Inc. 2014 Director Stock Plan effective May 6, 2014. This proposal received 57,211,320 votes for; 1,897,667 votes against; 171,020 abstentions; and 5,326,567 non-votes.

Also at the meeting, the stockholders approved an amendment to Section 3.2 of the Snyder's-Lance, Inc. Bylaws changing the number of the members of the Board of Directors to a minimum of 7 and a maximum of 13. This proposal received 58,770,618 votes for; 420,046 votes against; 89,343 abstentions; and 5,326,567 non-votes.

Also at the meeting, the stockholders ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2014. This proposal received 69,290,145 votes for; 144,448 votes against; 171,981 abstentions; and zero non- votes.

Item 8.01. Other Events.
On May 8, 2014, Snyder’s-Lance, Inc. (the “Company”) issued a press release announcing the results from its 2014 Annual
Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
3.1	Bylaws of the Registrant as amended through May 6, 2014.
99.1	Press Release, dated May 8, 2014, announcing the results from the 2014 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER'S-LANCE, INC.
(Registrant)

Date: May 9, 2014	By:	/s/ A. Zachary Smith III
A. Zachary Smith III
Chief General Counsel and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
May 6, 2014	0-398

SNYDER’S-LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Bylaws of the Registrant as amended through May 6, 2014.
99.1	Press Release, dated May 8, 2014, announcing the results from the 2014 Annual Meeting of Stockholders.